Discovery and Development of PBI-0451 A novel oral protease inhibitor for the potential treatment of SARS-CoV-2 35th International Conference on Antiviral Research  (ICAR) March 24, 2022 EXHIBIT 99.1

This presentation contains "forward-looking statements" and information that are based on beliefs and assumptions and on information currently available and that are within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the Pardes Biosciences’ (“Pardes”) clinical and development plans are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements in this presentation include, but are not limited to, statements about: the ability of Pardes’ clinical trials to demonstrate acceptable safety and efficacy of PBI-0451; the potential attributes and benefits of PBI-0451, including the potential for achieving sustained target blood concentrations as a standalone agent; the potential use of PBI-0451 in a broader patient population due to the lack of clinically significant drug-drug interactions; study designs or timing of initiation and completion of studies or trials and related preparatory work and the period during which the results of the trials will become available. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements, including, among others, development of competing therapeutic treatments for COVID-19 on Pardes’ business and clinical trials; results of nonclinical and early clinical studies may not be representative or predictive of the outcomes of on-going or future clinical studies; interim, “topline” and preliminary data from our clinical trial may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data; and/or other risks and uncertainties, including those included under the header “Risk Factors” in Pardes’ most recent registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Pardes or our affiliates, directors, officers, employees or advisers or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Pardes cautions you not to place considerable reliance on the forward-looking statements contained in this presentation. The forward-looking statements in this presentation speak only as of the date of this document or other date specified in the presentation, and Pardes does not undertake or accept any obligation to release publicly any update or revision to any of these forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation concerns PBI-0451, a drug candidate, which is under clinical investigation, and which has not yet been approved for marketing by the U.S. Food and Drug Administration. This drug candidate is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Cautionary Note Regarding Forward Looking Statements © 2022 Pardes Biosciences, Inc.

How did we get here? Dec 2019 1st Infections with SARS-CoV-2 noted Jan 2020 1st Deaths Sept 2020 1 Million Dead April 2021 Mar 2022 6 Million Dead 3 Million Dead © 2022 Pardes Biosciences, Inc.

How did we get here? Dec 2019 1st Infections with SARS-CoV-2 noted Jan 2020 1st Deaths Sept 2020 1 Million Dead April 2021 Mar 2022 6 Million Dead 3 Million Dead We needed drugs to be available here 2002 © 2022 Pardes Biosciences, Inc.

The Origin Story Dec 2019 Feb 2020 Pardes Founded Chemistry Initiated April 2020 Dec 2020 PBI-0451 Nominated Aug 2021 FIH Initiated (NZ) Mar 2022 ICAR! 1st Infections Dec 2019 Jan 2020 1st Deaths Sept 2020 1 Million Dead April 2021 Mar 2022 6 Million Dead 3 Million Dead © 2022 Pardes Biosciences, Inc.

Why the Viral Main Protease (Mpro) for Coronavirus? © 2022 Pardes Biosciences, Inc. © 2022 Pardes Biosciences, Inc.

Rationale for Targeting Main Protease (Mpro) The Viral Main Protease (Mpro) as a Preferred Target for Pardes © 2022 Pardes Biosciences, Inc. The majority of polyprotein cleavages are conducted by MPro

The Viral Main Protease (Mpro) as a Preferred Target for Pardes



Virus Entry
(+) gRNA
AAA
Translation
MPro
Polyprotein Processing
Cytoplasm
Nucleus
Replicase
(-) gRNA
Transcription
RNA Replication
Translation
(+) gRNA
AAA
ER
Nucleocapsid

Rationale for Targeting Main Protease (Mpro)



PBI-0451
Mpro
Mpro inhibitors have potential to be effective against multiple endemic and pandemic coronaviruses[1]
SARS-CoV-2
SARS
MERS
OC43
NL63
229E

1. Including variants of concern (including Delta, Lambda, Mu etc)

Pardes Biosciences

a. nextstrain.org
b. Biology (Basel).. 2021 Jan 26;10(2):91.

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© 2022 Pardes Biosciences, Inc.

MPro Rationale for Targeting Main Protease (Mpro) The Viral Main Protease (Mpro) as a Preferred Target for Pardes Biology (Basel). 2021 Jan 26;10(2):91. nextstrain.org © 2022 Pardes Biosciences, Inc. a b

The Race to Build a Protease Inhibitor, Facilitated by Open Data


Coronaviral Protease Active Sites:
SARS-Cov-2
229E
OC43
SARS
NL63
MERS
HKU
P4
P2
P1

Credit: Lee Arnold, PhD and Andy Jennings, PhD

A wealth of public domain structural information enabled structure-based drug design

Human Coronaviral Pathogen	% Homology to SARS-CoV2 Protease	# X-Ray Structures Available (most with Bound Ligands)
SARS-CoV2	-	49 + >115 Soaked Fragments
SARS-CoV	96%	96
MERS	53%	10
HKU1	49%	1
OC43	49%	(Pardes model)
NL63	44%	72
229E	41%	2

- Patent applications for multiple chemical series using historical data and structural insights
- Inhibitor designs refined through docking across all available Mpro structures

Pardes Biosciences
© 2022 Pardes Biosciences, Inc.
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CoV Main Protease Active Sites Amenable to Structure Based Drug Design


Coronaviral Protease Active Sites:
SARS-Cov-2
229E
OC43
SARS
NL63
MERS
HKU
P4
P2
P1

Consensus Surface for design & docking



- Structures of Mpro of all human CoV pathogens considered
- Similar active site topography
- Focused upon engaging key sites of enthalpic H-bonding interactions
- >800 novel reversible covalent inhibitors in multiple series in < 8 months

Pardes Biosciences

© 2022 Pardes Biosciences, Inc.

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Pardes Biosciences' Approach: Reversible Covalent Nitrile Warhead



Nuc:
k_{on}
k_{off}
E
Nuc:
$k_{inact.}$

Nuc = Reactive nucleophile E = Electrophilic "trap" Covalent Protein-Inhibitor Adduct



S
R
N
HN
O
S
R
NH
HN
O

Nitrile (E) Cysteine Nuc Thioimidate Adduct

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Chuck *et al*, Eur. J. Med. Chem 59 (2013), 1-6.

Excellent fit to CoV Consensus pocket PBI-0451 engages MPro with 7 H-bonds.  5 to backbone. Nitrile warhead forms thioimidate adduct with Cys145 Stabilized by 6-membered H-bond ring with backbone NH No shift in potency or evidence of stable adduct in presence of GSH © 2022 Pardes Biosciences, Inc. Design, discovery, and structure of PBI-0451 Glu166 Phe140 His163 Cys145

© 2022 Pardes Biosciences, Inc. Theory  Data – Potent Activity Against Every CoV Tested Activity against Mpro In-Vitro (biochemical assay) Coronaviral Protease IC50 avg (nM) (range), N SARS-CoV-2 (WT) 25 (21-31), N=4 SARS-CoV2 (P132H) Omicron 34 (20-49), N=6 SARS-CoV 60 (27-116), N=6 CoV-HKU1 57 (28-129), N=7 CoV-229E 141 (92-173), N=4 CoV-OC43 177 (124-202), N=4 CoV-NL63 189 (103-377), N=9 MERS-CoV 378 (289-617), N=8

© 2022 Pardes Biosciences, Inc. Selectivity For SARS-CoV-2 Mpro Vs Human Proteases Protease Fold Selectivity In-Vitro1 Cat K 238 Cat L 3,396 Cat S 163 Cat B 623 Cat D > 11,000 Caspase 2 >4000 Caspase 3 > 11,000 Calpain-1 > 11,000 DDP IV > 11,000 Chymotrypsin c > 38,000 Elastase (ELA2) > 38,000 Thrombin > 38,000 1 Selectivity determined by comparison of potency in either or both of caliper microfluidic assay (Nanosyn), and or Fluorogenic protease assays (Wuxi); SARS-CoV-2 Ki = 2.7nM, IC50= 2.6nM by caliper assay

© 2022 Pardes Biosciences, Inc. PBI-0451 is potent in SARS-CoV-2 replicon and infectious virus assays Virus Cell line Antiviral assay EC50 [nM, mean (SD)] EC90 [nM, mean (SD)] CC50 [nM] SARS-CoV-2 WA11 (MOI 0.004) iPS-AT2 SARS-CoV-2  (PFU/mL) 32 (25), n=4 106 (90) >2,000 SARS-CoV-2 WA11 (MOI 0.004) iPS-AT2 SARS-CoV-2  (RNA copy/mL) 37 (19), n=4 67 (35) >2,000 SARS-CoV-2_NLuc1 (MOI 0.025) A549-ACE2 SARS CoV-2  (nanoluciferase) 23 (16), n=6  114 (85) >10,000 SARS-CoV-2, Wuhan2 (MOI 0.001) Vero E6 cell line (+efflux inhibitor) Cytopathic effect (GFP assay) 48, n=2 -- >30,000 SARS-CoV-23 (Delta, MOI 0.002) Vero E6 cell line (+efflux inhibitor) Cytopathic effect (neutral red assay) -- 78, n=1 37,000 SARS-CoV-23 (Delta, MOI 0.002) Vero E6 cell line (+efflux inhibitor) Viral yield reduction -- <32, n=1 37,000 CC50, half-maximal cytotoxic concentration; EC50, half-maximal effective concentration; EC90, 90% effective concentration; MOI, multiplicity of infection (PFU/cell); PFU, plaque-forming unit. 1. Vanderbilt University Medical Center; Stevens LJ, et al. ASV 2021; Nidovirus Symposium 2021. 2. Rega Institute for Medical Research. 3. Utah State University.

Resistance selection in NSP5 by *In Vitro* Passaging with increasing [PBI-0451]

SARS-CoV-2 WA-1 was passaged 27 times with increasing concentrations of PBI-0451


..... x27
PBI-0451

- Passages 17 and 27 were sequenced by whole genome sequencing (WGS)
- Two nsp5-3CLPro mutants (T21I and L50F) arose in nsp5 by P17 and were dominant in P27, an additional 4 nsp5 mutations seen by Passage 27
- All single and double resistance associated variants (RAVs) (T21I/L50F, T21I/A191V, L50F/A191V) were reverse-engineered into SARS-CoV-2 WA-1 infectious virus, except for N133H (which did not grow)
- Relative fold resistance assessed in A549-ACE2 cells by comparison of susceptibility of RAV clone vs WT SARS-CoV-2 to PBI-0451 at same MOI, using RT-qPCR
- All engineered virus with double and single mutants had ≤ 3-fold change in EC_{50} for PBI-0451

Pardes Biosciences   VANDERBILT UNIVERSITY MEDICAL CENTER   *Unpublished data: Stevens, Denison*

© 2022 Pardes Biosciences, Inc. 17

© 2022 Pardes Biosciences, Inc. Minimal shift in EC50 Observed in Selected NSP5 Infectious Virus Mutants VUMC: Stevens, Denison *Compound provided by Pardes Biosciences T21I L50F P132H Omicron Q189 PBI-0451 T199I Q69R A191V RAV WGS Freq (passage 27) GISAID Freq* RAV Infectious Clone Effect on PBI-0451 EC50 Effect on Nirmatrelvir* EC50 (n=1) Exp 1 Exp 2 T21I 99.90% 0.16% yes 2.2-fold increase 3.6-fold decrease 3.7-fold increase L50F 99.70% 0.05% yes 1.96-fold increase 1.3-fold decrease 3.1-fold increase A191V 50% 0.10% yes   1.2-fold increase 2.3-fold increase N133H 11%   No** ND ND ND Q69R 1% 0.00% yes   1.2-fold decrease 1.6-fold increase T199I 1% 0.02% yes   1.1-fold decrease 1.1-fold increase T21I/L50F NA*   yes no change 1.3-fold increase 3.8-fold increase T21I/A191V NA*   yes   1.1-fold increase   L50FA191V NA*   yes   2.6-fold increase   T21I/L50F/A191V NA*   No**  ND ND ND GISAID frequency*: Total N = 7,296,315 genomes in GISAID as of 03/04/2022   NA*: = no formal linkage has been done, but based on frequency these double RAVs are considered likely to exist No**: stable virus was not produced from molecular clones E50 Color Key No Significant increase Increase <3 Increase >3

Preliminary Assessments in Murine Model of SARS-Cov-2



Balb/c Mouse Concentration-Time Profile*
Murine PPB: ~98.6%
Murine PPB EC90 Target: ~ 900 ng/mL
Concentration (ng/mL)
50000
20000
10000
1000
100
10
1
Time (hr)
0
4
8
12
16
20
24
300 mpk QD MD
150 mpk BID MD

*PK study conducted in advance of PD, at independent CRO, using API in PEG-400

Study Conduct[1]:



1st QD dose
infection
Lung tissue collection
QD dosing groups
-24h
0h
24h
48h
72h
96h
1st BID dose
BID dosing groups
-24h
0h
24h
48h
72h
96h
Weight data-
Lung obstruction-data

Monitor:

- Lung obstruction (PenH)
- Lung SARS-CoV-2 MA10 PFU
- Relative weight loss

1. Tim Sheahan, PhD; UNC

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Always use the Header and Footer function to create these PBI-0451 Decreases SARS-CoV-2 Replication/Pathology in a Mouse Model UNC: Tim Sheahan In an early exploratory PD study, viral load decline and reduction of pulmonary obstruction observed with both QD and BID dosing Murine PPB EC90

No Adverse Signal Seen in Non-Clinical Toxicology Studies

- **Good Laboratory Practice (GLP) *in vitro* toxicology studies**
  - Lack of mutagenic potential observed in Ames or *in vitro* and *in vivo* micronucleus tests
  - Lack of phototoxicity observed in 3T3 cells
  - hERG Patch-Clamp IC_{50}> 30 μM. No activity versus other ion channels

- **Fourteen-day GLP general toxicology studies were conducted in CD1 mice and beagle dogs**
  - High-dose groups (mouse = 240mg/kg, dog = 30mg/kg)) deemed to be the no adverse effect level (NOAEL)
  - No adverse findings were observed clinically, on gross necropsy, or in chemistry and hematology
  - No adverse findings were observed on the central nervous, respiratory, or cardiovascular systems
  - No clinically relevant adverse histopathology changes were observed

Pardes Biosciences

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022.

© 2022 Pardes Biosciences, Inc.

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Phase 1 First-in-Human Study of PBI-0451: Design and Objectives

- **Objectives**:
  - **Select dose** and dosing regimen for Phase 2/3 based on **tolerability, safety and pharmacokinetics (PK)**
    - Dose selection rationale consistent with dose selection for Nirmatrelvir per Singh et al: *"selection of a phase 2/3 dose that would result in C_{min} above EC_{90} in the vast majority (≥90%) of future trial participants."* (Singh, RSP, *et al,* Pfizer Worldwide Research, Development and Medical. medRxiv doi:https://doi.org/10.1101/2022.02.08.22270649)
  - Assess effect of food and select drug-drug interactions
- **Design**:
  - **Dose escalating tolerability, safety and PK in healthy adult subjects (8:2 PBI-0451:Placebo)**
    - ✓ **Single dose escalation**: Complete
    - ✓ **Food effect screening** (representative FDA low-fat meal)**:** Complete
    - ✓ **Formulation** (Powder-in-bottle suspension → tablet): Complete
    - ✓ **Multiple dose escalation (10 days)**: Complete
    - ❑ **Drug-drug interaction assessment**: Dosing Complete

Pardes Biosciences

1 Study initiated in New Zealand in Aug. 2021 coincident with delta variant outbreak that slowed initial study conduct due to quarantine. Currently anticipated to complete dosing in 1Q2022

© 2022 Pardes Biosciences, Inc.

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Safety and Tolerability: All Adverse Events Mild in Severity To Date1 1. Data through 03/23/22 To date, PBI-0451 has exhibited favorable tolerability with in both single and multiple day exposures, in including durations (10 days) in excess of intended Phase 2/3 treatment durations (5 days) 13 Cohorts & 104 participants dosed with PBI-0451 across single and multiple dose cohorts All Treatment Emergent Adverse Events (TEAE) assessed as mild in severity No evidence of relationship between dose/exposure and severity, relatedness or incidence Majority of AE continue to be assessed as unrelated/unlikely related to study drug The most common TEAEs considered possibly related/probably related are gastrointestinal-related (abdominal bloating, decreased appetite, diarrhea, dyspepsia, flatulence, nausea) and headache No clinically significant treatment emergent adverse findings in laboratory values, vital signs of ECG assessments © 2022 Pardes Biosciences, Inc.

© 2022 Pardes Biosciences, Inc. Good Oral Bioavailability and Dose-Proportional Exposure in SAD Fed Cohorts NCA PK estimates Administration with food Mean (CV%) NCA PK Estimates 100 mg (N=8) 300 mg (N=8) 1050 mg (N=8) 2100 mg (N=8) AUCinf (µg*hr/mL), mean (CV%) 3.11 (41) 9.04 (33) 30.5 (54) 52.6 (28) Cmax (µg/mL), mean (CV%) 0.821 (31) 2.29 (38) 5.98 (53) 8.22 (23) Tmax (hr), median (IQR) 2.0 (2.0, 2.5) 1.5 (1.5, 2.3) 2.0 (1.9, 2.1) 2.0 (1.5, 3.25) Terminal t1/2 (hr), median (IQR) 11.2 (8.3, 13.3) 12.3 (10.6, 15.7) 13.9 (12.7, 15.9) 16.3 (15.9, 17.8) AUCinf, area under the curve from time zero to infinity; Cmax, maximum observed concentration CV%, coefficient of variation;; Tmax, time of maximum plasma concentration; t1/2, estimated terminal elimination half-life; IQR, interquartile range. Good oral bioavailability and dose-proportional increases in exposure over a >20-fold dose range (+food) Concentration-time profile provides evidence for a two-compartment PK profile PBI-0451 concentration-time profile PBI-0451 single ascending dose pharmacokinetics PBI-0451 single ascending doses administered with food (N=8/cohort, suspension) Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc. Favorable Human PK Profile in Multiple Ascending Dose Cohorts AUC24, area under the curve from time zero to 24 hr (AUC12 x 2 for BID cohorts); Cmax, maximum observed concentration, Cmin, minimum observed concentration at the end of the dosing interval (12 hr), CV%, coefficient of variation; Tmax, time of maximum plasma concentration; IQR, interquartile range PBI-0451 Steady-state Concentration-time profiles (N=8/cohort, Fed) MAD (150 mg QD, 225/700/1050 mg BID; Steady State PK (Day 5 of 10) NCA PK estimates (Day 5 AM dose, Steady State) Once-daily Dosing Twice-daily Dosing 150 mg QD Suspension (N=8) 225 mg BID Suspension (N=8) 700 mg BID Tablets (N=8) 1050 mg BID Tablets (N=8 ) AUC24 (µg*hr/mL), mean (CV%) 2.92 (23) 13.0 (21) 34.7 (18) 40.2 (19) Cmax (µg/mL), mean (CV%) 1.10 (39) 1.94 (36) 3.78 (19) 4.29 (18) Tmax (hr), median (IQR) 1.5 (0.9, 2.1) 1.8 (1.5, 2.1) 3.0 (2.5, 4.0) 3.0 (2.5, 4.0) Cmin (µg/mL), mean (CV%) 0.040 (35) 0.209 (92) 0.404 (14) 0.620 (65) PBI-0451 concentration-time profile Target plasma protein binding-adjusted EC90: 374 ng/mL. Target plasma protein binding-adjusted EC50: 76 ng/mL (Comparative equilibrium dialysis method Mo H. et al. J Viral Hepat. 2011 May;18(5):338-48)

Achieved Cmin values ≥ target EC90 in all participants Reproducibly maintained Cmin ≥ target EC90 Demonstrated low intra- and inter-subject variability Twice-daily PBI-0451 Achieves Exposures Associated With Potent Antiviral Activity Target plasma protein binding-adjusted EC90: 374 ng/mL 1050 mg BID 700 mg BID % of measured Cmin values (N = 80/cohort, 10/participant) % participants (N = 8/cohort) Percent Exceeding Target EC90 © 2022 Pardes Biosciences, Inc. % 700mg PO BID 1050 mg PO BID Subjects who achieve Cmin values ≥ target EC90 100% 100% Total observed Cmin values ≥ target EC90 83% 91% Total steady-state Cmin values ≥ target EC90 92% 94% Cmin, minimum observed concentration at the end of the dosing interval (12 hr); Observed Cmin samples on: Day 1 (12 & 24 hr), Days 3 & 7 (24 hr), Days 5 & 10 (0, 12 & 24 hr) 700 and 1050 mg BID Achieve and Maintain Cmin ≥ Target EC90 % all Cmin (at steady state) (N=72/cohort, 9/participant)

PBI-0451- Interim Conclusions and Plans PBI-0451 has demonstrated potent antiviral activity in both enzymatic and cellular assays and high selectivity against human receptors and proteases in vitro PBI-0451 exhibited selectivity and was neither mutagenic nor phototoxic PBI-0451 did not exhibit adverse findings at the highest doses tested in the 14 day GLP toxicology studies Single- and multiple-doses of PBI-0451 in this ongoing phase 1 study have shown (to date): Favorable tolerability with all TEAEs assessed as mild in severity Good oral bioavailability and dose-linear single- and multiple-dose PK upon administration with food over >20-fold dose range A lack of a clinically significant DDI when co-administered with a potent P-gp/CYP3A inhibitor (ritonavir) PBI-0451 administered as a stand-alone agent achieved and maintained PK exposures that has potential to provide potent antiviral activity against SARS-CoV-2, dose selection for phase 2/3 in progress PBI-0451 continues on track to enter a Phase 2/3 program mid-2022, pending regulatory discussion and agreement © 2022 Pardes Biosciences, Inc.

Acknowledgements

Pardes (Dec 2021)



Discovery

- Lee Arnold
- Walter Keung
- Andy Jennings

Development & CMC

- Uri Lopatin
- Brian Kearney
- Ann Kwong
- David Turnquist
- Andrew Plummer
- Kirk Maples
- Michelle Pernice

Consultants and Collaborators

- Mark Denison (VUMC) *
- Andrea Pruijssers (VUMC) *
- Laura Stevens (VUMC) *
- Amelia George (VUMC) *
- Jay Reddy
- Grushenka Wolfgang
- Ralph Baric (UNC) *
- Tim Sheahan (UNC) *

* ***Work at VUMC and UNC was supported by NIH-NIAID U19 AI142759-01 "Antiviral Drug Discovery and Development Center"***

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© 2022 Pardes Biosciences, Inc.
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Thank you